                                                                   Exhibit 99.1





                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   08/25/03 - 09/30/03

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------
REQUIRED DOCUMENTS                                                                        DOCUMENT    EXPLANATION
                                                                               FORM NO.   ATTACHED      ATTACHED
-----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR - 1A       x
-----------------------------------------------------------------------------------------------------------------
     Bank Reconciliations (or copies of Debtor's bank reconciliations)        MOR - 1B       x
-----------------------------------------------------------------------------------------------------------------
Statement of Operations                                                       MOR - 2
-----------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                 MOR - 3
-----------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                  MOR - 4        x
-----------------------------------------------------------------------------------------------------------------
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                         x
-----------------------------------------------------------------------------------------------------------------
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                x
-----------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                          MOR - 4        x
-----------------------------------------------------------------------------------------------------------------
    Listing of aged accounts payable                                                         x
-----------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                     MOR - 5        x
-----------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                          MOR - 5        x
-----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Mark E. Toney                         CEO of DVI, Inc.- Authorized Signatory
----------------------------------        --------------------------------------
Signature of Responsible Party            Title

    Mark E. Toney                                   October 20, 2003
----------------------------------        --------------------------------------
Printed Name of Responsible Party         Date

PREPARER:
/s/ John P. Boyle                         Chief Accounting Officer
----------------------------------        --------------------------------------
Signature of Preparer                     Title
    John P. Boyle                                   October 20, 2003
----------------------------------        --------------------------------------
Printed Name of Preparer                  Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                                                                   CURRENT MONTH  CUMULATIVE FILING TO DATE
                                                                                   -------------  -------------------------
                                                                                      ACTUALS               ACTUALS
                                                                                   -------------  -------------------------
---------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                                                               131,705               131,705
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS:
Customer Payments                                                                     279,000               279,000
Trust Receipts                                                                      3,348,000             3,348,000
Trust Advances                                                                     (3,333,000)           (3,333,000)
Return of Servicer Fee                                                                131,000               131,000
Payments by Affiliates on Debtor's Behalf (a)                                         396,000               396,000
DIP Facility Advances                                                               4,000,000             4,000,000
-------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                                      4,821,000             4,821,000
-------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll                                                                              (272,000)             (272,000)
Benefits                                                                              (35,000)              (35,000)
Building Costs                                                                        (37,000)              (37,000)
Equipment Costs                                                                       (29,000)              (29,000)
Auto, Travel & Entertainment                                                           (6,000)               (6,000)
Outside Services                                                                       (3,000)               (3,000)
Sales & Use Taxes                                                                           -                     -
DIP Facility Repayments                                                            (3,500,000)           (3,500,000)
Other Expense (b)                                                                     (52,000)              (52,000)

Professional Fees                                                                           -                     -
U.S. Trustee Quarterly Fees                                                                 -                     -

-------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                (3,934,000)           (3,934,000)
-------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                                                         887,000               887,000
-------------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                                                   1,018,705             1,018,705
-------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
(FROM CURRENT MONTH ACTUAL COLUMN)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                      (3,934,000)
   Transfers to Debtor in Possession Accounts                                                                     -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                       -
   Disbursements Related to Restricted Funds that are not Estate Expenses (b)                                30,000
   Payments by Affiliates on Debtor's Behalf (a)                                                           (396,000)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                          (4,300,000)
-------------------------------------------------------------------------------------------------------------------

(a) Payments made by DVI Financial Services Inc. (case # 03-12657) out of its operating account for the benefit of DVI Business Credit Corporation creditors. Will be reimbursed by Debtor.

(b) Primarily consists of $30,000 of reserved cash relative to bank charges. Also includes office expenses.

                                                                          MOR-1A

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03

BANK RECONCILIATIONS

                                                      ACCOUNTS       CURRENT MONTH
                                                 -----------------   -------------
                                                 OPERATING   OTHER      ACTUALS
                                                 -----------------   -------------
----------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                            131,705       -         131,705
----------------------------------------------------------------------------------
RECEIPTS:
Customer Payments                                  279,000       -         279,000
Trust Receipts                                   3,348,000       -       3,348,000
Trust Advances                                  (3,333,000)      -      (3,333,000)
Return of Servicer Fee                             131,000       -         131,000
Payments by Affiliates on Debtor's Behalf (a)      396,000                 396,000
DIP Facility Advances                            4,000,000       -       4,000,000
----------------------------------------------------------------------------------
TOTAL RECEIPTS                                   4,821,000       -       4,821,000
----------------------------------------------------------------------------------

DISBURSEMENTS
Payroll                                           (272,000)      -        (272,000)
Benefits                                           (35,000)      -         (35,000)
Building Costs                                     (37,000)      -         (37,000)
Equipment Costs                                    (29,000)      -         (29,000)
Auto, Travel & Entertainment                        (6,000)      -          (6,000)
Outside Services                                    (3,000)      -          (3,000)
Sales & Use Taxes                                        -       -               -
DIP Facility Repayments                         (3,500,000)      -      (3,500,000)
Other Expense (b)                                  (52,000)      -         (52,000)

Professional Fees                                        -       -               -
U.S. Trustee Quarterly Fees                              -       -               -
----------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                             (3,934,000)      -      (3,934,000)
----------------------------------------------------------------------------------
NET CASH FLOW                                      887,000       -         887,000
----------------------------------------------------------------------------------
CASH END OF MONTH                                1,018,705       -       1,018,705
----------------------------------------------------------------------------------
BANK BALANCE                                     1,018,705       -       1,018,705
   Deposits in Transit                                   -       -               -
   Outstanding Checks                                    -       -               -
   Other                                                 -       -               -
ADJUSTED BANK BALANCE                            1,018,705       -       1,018,705
----------------------------------------------------------------------------------

(a) Payments made by DVI Financial Services Inc. (case # 03-12657) out of its operating account for the benefit of DVI Business Credit Corporation creditors. Will be reimbursed by Debtor.

(b) Primarily consists of $30,000 of reserved cash relative to bank charges. Also includes office expenses.

                                                                          MOR-1B

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   08/25/03 - 09/30/03

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

--------------------------------------------------------------------------------------
                                     Beginning      Amount                    Ending
                                        Tax       Withheld or    Amount        Tax
                                     Liability      Accrued       Paid       Liability
--------------------------------------------------------------------------------------
FEDERAL
--------------------------------------------------------------------------------------
Withholding                                   -      20,943       20,943             -
--------------------------------------------------------------------------------------
FICA-Employee                                 -       9,534        9,534             -
--------------------------------------------------------------------------------------
FICA-Employer  (a)                        2,300      10,016        9,535         2,781
--------------------------------------------------------------------------------------
Unemployment                                  -           8            8             -
--------------------------------------------------------------------------------------
Income (b) (c)                       (2,849,056)   (787,000)    (647,000)   (2,989,056)
--------------------------------------------------------------------------------------
Other                                         -           -            -             -
--------------------------------------------------------------------------------------
    Total Federal Taxes              (2,846,756)   (746,499)    (606,980)   (2,986,275)
--------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------
Withholding                                   -       5,850        5,850             -
--------------------------------------------------------------------------------------
Sales (a)                                     -           -            -             -
--------------------------------------------------------------------------------------
Excise                                        -           -            -             -
--------------------------------------------------------------------------------------
Unemployment                                  -          58           58             -
--------------------------------------------------------------------------------------
Real Property                                 -           -            -             -
--------------------------------------------------------------------------------------
Personal Property                             -           -            -             -
--------------------------------------------------------------------------------------
Florida Doc Stamp                             -           -            -             -
--------------------------------------------------------------------------------------
Franchise                                     -           -            -             -
--------------------------------------------------------------------------------------
Other: Local Income Tax Withholding           -           -            -             -
--------------------------------------------------------------------------------------
    Total State and Local                     -       5,908        5,908             -
--------------------------------------------------------------------------------------
TOTAL TAXES                          (2,846,756)   (740,591)    (601,072)   (2,986,275)
--------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

ACCOUNTS PAYABLE AGING                                                   AMOUNT
--------------------------------------------------------------------------------
Current                                                                  192,793
--------------------------------------------------------------------------------
0 - 30 days                                                                    -
--------------------------------------------------------------------------------
31 - 60 days                                                                   -
--------------------------------------------------------------------------------
61 - 90 days                                                                   -
--------------------------------------------------------------------------------
91+ days                                                                       -
--------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE                                                   192,793
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(a) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities.

(b) Beginning balance represents a tax benefit asset.

(c) Includes non-cash transfer of tax benefit to DVI Financial Services Inc.

                                                                           MOR-4

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   08/25/03 - 09/30/03

                           ACCOUNTS RECEIVABLE AGING

----------------------------------------------------                   ------------
ACCOUNTS RECEIVABLE AGING (a)                                             AMOUNT
----------------------------------------------------                   ------------
0 days old                                                                     -
----------------------------------------------------                   ---------
1 - 30 days old                                                                -
----------------------------------------------------                   ---------
31 - 60 days old                                                               -
----------------------------------------------------                   ---------
61 - 90 days old                                                               -
----------------------------------------------------                   ---------
91- 120 days old                                                               -
----------------------------------------------------                   ---------
+ Over 121 days                                                                -
----------------------------------------------------                   ---------
Total Accounts Receivable                                                      -
----------------------------------------------------                   ---------
Amount considered uncollectible (Bad Debt)                                     -
----------------------------------------------------                   ---------
Accounts Receivable (Net)                                                      -
----------------------------------------------------                   ---------

                              DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------        ----------------
MUST BE COMPLETED EACH MONTH                                                          YES           NO
------------------------------------------------------------------------------        ----------------
1.   Have any assets been sold or transferred outside the normal course of business this reporting period?
     If yes, provide an explanation below.                                                           X
------------------------------------------------------------------------------        ----------------
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
     If yes, provide an explanation below.                                                           X
------------------------------------------------------------------------------        ----------------
3.   Have all postpetition tax returns been timely filed?
     If no, provide an explanation below.                                              X
------------------------------------------------------------------------------        ----------------
4.   Are workers compensation, general liability and other necessary insurance coverages in effect?
     If no, provide an explanation below.                                              X
------------------------------------------------------------------------------        ----------------

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(a) Business of Debtor relates to revolving credit facilities for customers. As a result all receivables outstanding are constantly changing and therefore not aged per normal course of business.

                                                                           MOR 5

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period:   08/25/03 - 09/30/03

                        DVI BUSINESS CREDIT CORPORATION
                                  TAX AFFIDAVIT


To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

       October 17, 2003                      /s/ Larry Arnold
___________________________________          ___________________________________
              Date                           Signature of Responsible Party
                                             Larry Arnold